[SHIP GRAPHIC]

VANGUARD(R)
PRIMECAP
FUND

Annual Report
December 31, 1999

[A MEMBER OF THE VANGUARD GROUP LOGO]

[PHOTO OF JOHN C. BOGLE]
JOHN C. BOGLE

FELLOW SHAREHOLDERS:

     Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."
     Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.
     While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?
     While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

     But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

     You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/
JCB
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CONTENTS
Report From The Chairman ...........1     Fund Profile .......................10
After-Tax Returns Report ...........5     Performance Summary ................12
The Markets In Perspective .........6     Financial Statements ...............13
Report From The Adviser ............8     Report Of Independent Accountants ..19
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[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

REPORT FROM THE CHAIRMAN

Vanguard PRIMECAP Fund earned a terrific total return of 41.3% during 1999, nearly doubling the return of the S&P 500 Index. This was the highest return in the fund's 15-year history. PRIMECAP's excellent performance was due in large part to its investments in the white-hot technology sector, which left every other market segment in the dust.
     The table at right compares the fund's 12-month total return (capital change plus reinvested dividends) with those of the average multi-cap core mutual fund; the unmanaged Standard & Poor's 500 Index, which is dominated by large companies; and the unmanaged Russell 1000 Growth Index, a broad measure of large growth stocks. As you can see, your fund's return compared favorably with those of its index benchmarks and its average mutual fund competitor.

--------------------------------------------------
                                   TOTAL RETURNS
                                    YEAR ENDED
                                DECEMBER 31, 1999
--------------------------------------------------
Vanguard PRIMECAP Fund                 41.3%
--------------------------------------------------
Average Multi-Cap Core Fund*           22.5%
--------------------------------------------------
S&P 500 Index                          21.0%
--------------------------------------------------
Russell 1000 Growth Index              33.2%
--------------------------------------------------
*Derived from data provided by Lipper Inc.

     The fund's total return is based on an increase in net asset value from $47.66 per share on December 31, 1998, to $62.07 per share on December 31, 1999, and is adjusted for dividends totaling $0.27 per share paid from net investment income and distributions totaling $4.65 per share paid from net realized capital gains. We expect to make a supplemental distribution of about $1.05 per share in March from net capital gains realized in November and December 1999.

FINANCIAL MARKETS IN REVIEW
The U.S. stock market rode the technology wave in 1999 to an unprecedented fifth consecutive year of returns exceeding 20%. Stocks got off to a strong start during the first four months of the year but, weighed down by higher interest rates, struggled through most of the summer and into the fall. Through September, the Wilshire 5000 Total Market Index returned 4.6%. But then technology stocks led the market on an upward tear over the final three months of 1999, bringing the Wilshire 5000's full-year return to a remarkable 23.8%.
     The S&P 500 Index, which is dominated by large-capitalization stocks, returned 21.0%. Small-cap stocks, as measured by the Russell 2000 Index, returned 21.3%--a fine showing for a market segment that had badly lagged large-cap stocks in the five previous years.
     The rise of the major indexes in 1999 suggests a broad advance for the market, but in fact it was a year of "haves" and "have nots"--a huge number of stocks did not join in the market's ascent. Fully 60% of those listed on the New York Stock Exchange actually declined in price in 1999, and so did 48% of the stocks listed on the Nasdaq market. (In fact, 36% of NYSE stocks and 31% of Nasdaq stocks fell in value by more than 20%.)
     As mentioned, the technology sector was the leading "have"--technology stocks in the S&P 500 Index gained 74% for the year and were largely responsible for growth stocks within the index (+28.2%) far outpacing value stocks (+12.7%). Among small stocks, technology stocks gained 107%, and the difference between growth and value was an amazing 44.6 percentage points (+43.1% for the Russell 2000 Index's growth stocks and -1.5% for its value stocks).

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     Somewhat  surprisingly,  these stock  market  returns  occurred in a rising
interest  rate  environment.   Rates  rose  substantially  during  1999--a  rise
encouraged by Federal Reserve policymakers, who boosted short-term interest rates in three steps by a total of 0.75 percentage point (75 basis points). Rising interest rates can depress stock prices, especially for growth issues, because they lessen the current value of future earnings. But during 1999, investors decided that improving prospects for corporate profits outweighed the negative impact of higher rates.
     Bond prices are, of course, tightly linked to interest rates, and rising rates cause prices of existing bonds to fall. Interest rates rose across all maturities in 1999, and prices dropped accordingly. The yield of the benchmark 30-year U.S. Treasury bond stood at 6.48% on December 31, 1.38 percentage points above its starting point of 5.10%. The total return of the Lehman Brothers Aggregate Bond Index, a broad measure of the U.S. bond market, was -0.8%, as a price decline of -7.0% more than offset interest income of 6.2%.

1999 PERFORMANCE OVERVIEW
PRIMECAP's 1999 return of 41.3% was nearly twice the 21.0% return of the S&P 500 Index. As we noted, the fund's 1999 performance was its best ever, both on an absolute basis and relative to the S&P 500 Index. PRIMECAP has now topped the S&P 500 during 10 of the 15 years it has been in existence.
     Technology stocks were easily the biggest contributors to our return during 1999. An average of 37% of the fund's net assets were invested in tech stocks during the period, a figure that rose to nearly 41% by December 31. By way of comparison, the S&P 500 Index had an average weighting of about 19% in tech stocks during the year. The fund's heavy commitment to the index's top-performing sector was certainly beneficial, but so too was its excellent stock-picking within the group. Overall, the fund's tech investments returned a spectacular 106%, well above the 74% earned by the index's tech stocks. PRIMECAP's success was not limited to the tech sector. The fund earned the same astonishing return--106%--from the producer-durables group. Several companies in that sector, and several of our holdings in it, have a distinct tech flavor, including telecommunications concern Nortel Networks.
     Besides keying in on some big winners, PRIMECAP also managed to avoid big losers in several market segments. The fund stayed away from the consumer-staples group (mainly food companies), allocating less than 2% of its net assets to what proved to be the index's worst-performing sector. And the fund scratched out a slight gain from its health-care stocks, whereas the health-care stocks in the index declined nearly -10%. PRIMECAP Fund held about 12% of its net assets in cash during the year. Placing money on the sidelines during a market advance dampens returns, but our adviser, PRIMECAP Management Company, is selective in putting cash to work.
     On the negative side, the fund had a large commitment (about 18% of net assets, on average) to airlines and other companies in the auto & transportation sector, which declined -4% overall during the year. (The index has a roughly 2% stake in the sector.) And our picks within the consumer-discretionary group (about 7% of average net assets) and the materials & processing sector (about 5% of net assets) were subpar relative to the index.
     PRIMECAP's 1999 return was significantly ahead of the 22.5% return of the average fund in Lipper's multi-cap core group, which comprises funds that invest in large- and medium-sized companies, some growth-oriented and some value-oriented. In previous reports to you, we compared PRIMECAP's performance with that of Lipper's average growth fund. We began using the multi-cap core group following Lipper's recent reclassification of its fund groupings, and we believe it is a reasonable fit for Vanguard PRIMECAP Fund. However, we believe that PRIMECAP is primarily a growth fund, and its fine performance relative to its average peer was the result of the fund's--and the market's--emphasis on growth-oriented companies.

LONG-TERM PERFORMANCE OVERVIEW

The table below presents the average annual returns of the PRIMECAP Fund and its comparative benchmarks over the past ten years. It also presents the results of hypothetical $10,000 investments made a decade ago in the fund, its average competitor, and the S&P 500 Index.

--------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                               TEN YEARS ENDED DECEMBER 31, 1999
                                              ----------------------------------
                                               AVERAGE          FINAL VALUE OF
                                               ANNUAL              A $10,000
                                               RETURN         INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard PRIMECAP Fund                          21.8%                $72,114
--------------------------------------------------------------------------------
Average Multi-Cap Core Fund*                    15.9%                $43,550
--------------------------------------------------------------------------------
S&P 500 Index                                   18.2%                $53,278
--------------------------------------------------------------------------------

     Over this period, PRIMECAP Fund has built an impressive performance margin over its comparative measures. A $10,000 initial investment in the PRIMECAP Fund would have grown to $72,114 over the decade, compared with the $53,278 that would have resulted from a $10,000 investment in the S&P 500 Index. The difference of $18,836 is equal to nearly twice the original investment and was due, in part, to the fact that growth stocks within the S&P 500 performed much better than value stocks during the decade. Our margin over our average peer is even more impressive, amounting to $28,564--nearly three times the initial investment.
     Year after year--and especially over the long run--our low costs aid us in our quest to provide returns superior to those of similar mutual funds. In 1999, our expense ratio (annual expenses as a percentage of average net assets) was 0.51%, a little more than one-third of the 1.38% charged by the average multi-cap core fund. Of course, the index, which exists only on paper, bears no expenses and thus is a tough competitor for all mutual funds. As such, PRIMECAP's record of exceeding the S&P 500 Index by an average of 3.6 percentage points per year during the 1990s was a notable feat.
     PRIMECAP Management Company--our investment adviser since we launched the fund in 1984--has done an outstanding job of selecting stocks. In seeking to top the market averages over the long term, a fund must by definition differ from the market. And PRIMECAP's holdings often differ dramatically from those of the S&P 500 Index, both in weightings among market sectors and in holdings of particular issues. Also, PRIMECAP Management will, from time to time, concentrate a significant share of the fund's assets in a certain market segment--as it did with technology during 1999--and may allocate a major portion of the fund's assets to its largest holdings. (On December 31, 1999, about 39% of the fund's assets were held in its ten largest issues.) Needless to say, this strategy does not guarantee market-beating returns; PRIMECAP trailed the S&P 500 Index in three of the previous four years. The lesson, we believe, is that investors in PRIMECAP Fund should have a long-term horizon and should be prepared for occasional periods of underperformance versus the market averages.
     The final year of the 1990s capped an amazing decade for stocks. The U.S. stock market, as measured by the Wilshire 5000 Index, produced an average annual return of 17.6% during the 1990s, more than 11/2 times the average return of about 11% achieved by stocks since 1925. In part, the outsized returns reflect the underlying growth in the

U.S. economy and in corporate profits. But part of the gains can be traced to growing optimism about stocks and less fear about their risks. These changes in perception are reflected in the extraordinary rise in the average stock's price/earnings ratio--from about 16 as the decade of the 1990s began to an unprecedented 33 when it ended. No one knows whether or how investor perceptions may change. But the moods of markets, like those of the millions of individuals who make up the markets, can shift dramatically.
     In constructing long-term plans, we believe it is prudent to recognize that financial markets will go through bad times as well as good times and to adopt realistic assumptions about future returns. The odds are heavily stacked against the stock market repeating its performance of the 1990s in the decade ahead. This isn't a forecast of doom. If inflation remains in the neighborhood of 3% annually, it would take stock returns of only 8% to 9% a year to provide decent real, or inflation-adjusted, returns of 5% to 6%.

IN SUMMARY
As we enter a new century, the temptation for investors to chase hot performance may be stronger than ever. But building an investment program around a relatively narrow group of stocks that have recently skyrocketed is a dangerous--and unnecessary--gamble. The financial markets are ever cyclical. Stocks of all styles and sizes--as well as entire asset classes--move in and out of favor in unpredictable patterns. That is why we recommend that investors hold balanced, diversified portfolios of stock funds, bond funds, and short-term reserves that are suited to their individual goals, investment time horizon, and temperament for risk-taking. Such balanced portfolios are a solid foundation for long-term investment success.

/S/
John J. Brennan
Chairman and Chief Executive Officer

January 14, 2000

================================================================================
A Note of Thanks to Our Founder
================================================================================
As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

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A REPORT ON YOUR FUND'S AFTER-TAX RETURNS
Beginning with this annual report, Vanguard is pleased to provide a review of the PRIMECAP Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own the PRIMECAP Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.
     The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:
     o The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.
     o The peer funds' returns are based on data from Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are derived from data provided by Lipper Inc., which differ somewhat.)

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                              AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                     PERIODS ENDED DECEMBER 31, 1999
                     -----------------------------------------------------------
                           1 YEAR               5 YEARS            10 YEARS
                     -------------------   ------------------  -----------------
                      PRETAX  AFTER-TAX    PRETAX  AFTER-TAX   PRETAX  AFTER-TAX
--------------------------------------------------------------------------------
Vanguard PRIMECAP Fund  41.3%    38.8%      31.2%     29.6%     21.8%    20.5%
Average Large-Cap
  Growth Fund*          38.6     35.9       28.5      25.4      18.6     16.1
--------------------------------------------------------------------------------
*Based on data from Morningstar, Inc.

     As you can see, the PRIMECAP Fund's pretax total return of 41.3% for the 12 months ended December 31, 1999, was reduced by taxes to 38.8%. In other words, for investors in the highest bracket, taxes cut the fund's return by 2.5 percentage points. In comparison, the average comparable fund earned a pretax return of 38.6% and an after-tax return of 35.9%, a difference of 2.7 percentage points.
     Over longer periods, taxes have taken a smaller portion of PRIMECAP's return, and the fund has fared very well in comparison with peer funds. Over the five- and ten-year periods ended December 31, 1999, your fund generated higher returns than its peer-group average, both before and after taxes.
     We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.
     Finally, it's important to understand that our calculation does not reflect the effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

A  NOTE  ABOUT  OUR   CALCULATIONS:   Pretax  total  returns   assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1999

A global expansion in economic activity bolstered stocks at home and abroad during 1999. The muscular U.S. economy provided a good bit of the oomph, but it got an assist from solid growth in Asian, European, and Latin American economies that had slumped in 1997 and 1998.
     Interest rates increased significantly--causing bond prices to fall--as both investors and monetary policymakers grew concerned that economic growth was so vigorous that it would cause inflation to accelerate.

U.S. STOCK MARKETS
The booming economy and growing corporate profits provided plenty of fuel for stock prices during 1999. However, higher interest rates restrained the rise, especially for financial-services and electric utility stocks regarded as interest rate sensitive.

--------------------------------------------------------------------------------
                                                AVERAGE ANNUAL RETURNS
                                            PERIODS ENDED DECEMBER 31, 1999
                                      ------------------------------------------
                                      1 YEAR            3 YEARS          5 YEARS
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                        21.0%               27.6%           28.6%
  Russell 2000 Index                   21.3                13.1            16.7
  Wilshire 5000 Index                  23.8                26.1            27.1
  MSCI EAFE Index                      27.3                16.1            13.2
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index          -0.8%                5.7%            7.7%
  Lehman 10 Year Municipal Bond Index  -1.3                 4.8             7.1
  Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index            4.7                 5.0             5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                  2.7%                2.0%            2.4%
--------------------------------------------------------------------------------

     U.S. economic output increased at an inflation-adjusted rate of about 4%--a very rapid pace for such a large, mature economy. Analysts estimated that corporate profits would grow by 14% in 1999 and again in 2000. Consumer spending, which accounts for roughly two-thirds of economic activity, was strong. People felt prosperous, thanks to the long bull market, plentiful jobs, and rising incomes. (After-tax personal income grew by more than 5% in 1999, and unemployment at year-end was at a three-decade low of 4.1% of the workforce.)
     The stock market, as measured by the Wilshire 5000 Index, gained 23.8%, with more than three-quarters of the gain coming in the final quarter of 1999. For the first time in several years, smaller stocks outpaced large-capitalization issues. The S&P 500 Index, which is dominated by large-cap stocks and accounts for more than three-quarters of the U.S. stock market's total value, gained 21.0% during the year; the rest of the market gained 35.4%.
     Hidden in the market averages was an amazing divergence in stock performance. Prices soared for most technology-related stocks, but performance was pedestrian, at best, for most other issues. Indeed, three-fifths of stocks on the New York Stock Exchange fell in 1999. The technology sector of the S&P 500 Index gained 74%, and the producer-durables sector, driven by huge gains for some makers of telecommunications and technology gear, was up 49%. These results were in stark contrast to the declines suffered by food and beverage companies in the consumer-staples sector (-16%) and by many companies in the health-care group (-10%).

     Investors seemed bedazzled by the prospects for growth in revenue and profits among tech stocks, but less interested in the actual profits for nontech companies. Remarkably, the average S&P 500 stock without earnings gained 36.5% in 1999, while the average stock with earnings rose 11.5%. There is general agreement that growth in Internet commerce, computers, software, wireless communications, and other key tech sectors will be stupendous. However, there is much disagreement about whether profits will grow so impressively, given the intense competition. During 1999, optimists clearly ruled.

U.S. BOND MARKETS
The pickup in worldwide economic activity buoyed stock prices but depressed bond prices. Interest rates, which move in the opposite direction from bond prices, rose sharply. The rate increase stemmed from increased borrowing by corporations and individuals and from investors' fears that a sizzling economy was bound to send inflation soaring.
     The inflation evidence was ambiguous. Price increases were greater in 1999 than in 1998 at both the wholesale and consumer levels. Wholesale prices rose 3.0%, the biggest gain since 1990. And the Consumer Price Index advanced 2.7% in 1999 after a gain of just 1.6% in 1998. However, energy prices, which plunged in 1998 and shot up in 1999, skewed the figures in both periods. At the consumer level, the "core rate" of inflation, which excludes food and energy prices, was up just 1.9% in 1999, the smallest increase in 35 years.
     At midyear, the Federal Reserve Board, aiming to cool the economy a bit to head off price pressures, began raising short-term interest rates. In all, the Fed pushed up rates by 0.75 percentage point in three quarter-point steps. The bond market anticipated the Fed--interest rates began rising sharply in February--and at year-end the yield of 30-year U.S. Treasury bonds was up 1.38 percentage points (138 basis points) to 6.48%. The 10-year Treasury note--a benchmark for mortgage lenders--rose 179 basis points, from 4.65% to 6.44%. Short-term rates didn't rise as far; 3-month Treasury bill yields were up 88 basis points to 5.33% at year-end.
     Price declines, as usual, were greatest for long-term bonds and least for short-term bonds. The overall market, as measured by the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, posted a -0.8% total return in 1999. Short-term bonds generally provided returns of 2% to 3%.
Long-term bonds suffered significant price declines, and the Lehman Long Government/Corporate Index recorded a -7.7% total return.

INTERNATIONAL STOCK MARKETS
Bullishness among stock investors was an international phenomenon in 1999. The biggest gains came in Pacific-region and emerging markets that had suffered most from economic slumps and currency crises during 1997 and 1998.
     Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index of major developed markets produced a 27.3% return for U.S. dollar-based investors. The MSCI Pacific Free Index gained an astounding 56.4% for U.S. investors, as a strong rise in the Japanese yen against the U.S. dollar tacked on about 12.5 percentage points to a 43.9% return in local currencies. In Europe, currency fluctuations had the opposite effect: European currencies, including the new 11-nation common currency, the euro, mostly fell against the dollar, and the 30.3% return in local currencies was nearly halved to 15.8% in U.S. dollars.
     Emerging markets managed a stunning turnaround, as the Select Emerging Markets Free Index rose 60.9% in U.S.-dollar terms after having plummeted -18.4% in 1998 and -16.4% in 1997.

REPORT FROM THE ADVISER

Vanguard PRIMECAP Fund's total return of 41.3% in 1999 significantly outpaced the 21.0% return recorded by the unmanaged S&P 500 Index and the 22.5% gain achieved by the average multi-cap core fund. It was an outstanding year for the fund owing to our overweighted positions in the technology and producer-durables sectors, and excellent stock selections within those sectors.
     The fund closed the year with more than 57% of its stock holdings in the technology sector or the tech-laden producer-durables sector. This compares with a combined weighting of approximately 29% for these groups in the S&P 500 Index. Technology and producer durables posted the market's greatest returns in 1999, gaining 74% and 49%, respectively. The fund's holdings in these sectors fared even better, soaring 106%. The strong performance of these holdings, combined with our decision to overweight the two sectors, explains PRIMECAP Fund's margin over its index benchmark.
     Within the technology and producer-durables sectors, Nortel Networks, LSI Logic, and Sony were the most notable performers. Nortel and LSI Logic more than quadrupled in price during the 12-month period, and Sony closed $2 shy of quadrupling. As a major vendor of telecommunications infrastructure, Nortel has benefited from the seemingly insatiable demand for bandwidth and has captured a leading position in the rapidly growing area of optical networking. Sony, the premier brand name in consumer electronics, is capitalizing on consumers' infatuation with a wide array of innovative digital products. LSI Logic, a leading vendor of partially customized semiconductors, supplies many of the chips that power these digital products.
     The ongoing explosive growth of wireless communications around the world resulted in excellent returns for the major providers of wireless telephony equipment. Nokia's shares more than tripled during the year. The shares of Ericsson and Motorola appreciated 177% and 142%, respectively.
     Although the fund's combined weighting in the technology and producer-durables sectors closed the year near an all-time high, we have actually been reducing our holdings in these groups. However, price appreciation has kept the weightings at a high level. By most traditional measures, valuations are looking somewhat extended, and leave little room for weathering even minor disappointments.
     Aside from technology and producer durables, we are maintaining our major commitments to transportation and health-care stocks. Although our returns in both areas were significantly better than the index sectors' returns, emphasizing these sectors hampered our results nonetheless. The fund's transportation stocks (primarily airlines and air-freight companies) declined -1.7%, and our health-care stocks gained just 1.2%. Although airline profits nearly set records, profit margins suffered from a dramatic increase in fuel prices and disappointed analysts' expectations. Higher fuel prices also hurt results at FDX and Airborne Freight. However, we admittedly expected incremental demand from the shipping of goods ordered over the Internet to generate more growth than actually occurred.

--------------------------------------------------------------------------------
                             INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by selecting stocks with prices lower than the fundamental value of the underlying companies, based on the investment adviser's assessment of such factors as their industry positions, growth potential, and expected profitability.
--------------------------------------------------------------------------------

     As we mentioned in the semiannual report, we have been increasing our exposure to biotechnology companies within the health-care group. Our efforts in this regard took a step backward in the fourth quarter when Johnson & Johnson acquired Centocor, our largest holding in the group and one of the fund's 15 largest holdings. Although our biotechnology investments performed well, they still represent a small portion of the fund. Consequently, our overall results in the health-care arena were dominated by poor returns from major pharmaceutical and medical device firms, which constitute an overwhelming majority of our holdings in the sector.
     In summary, 1999 was an excellent year for Vanguard PRIMECAP Fund--one not likely to be repeated in the near future. Given the extraordinary price appreciation in several of the fund's major holdings, considerable potential has already been realized, and valuations on many stocks look high. We continue to search for companies that offer attractive growth potential at reasonable valuations, and to prune positions in holdings that we think have become overvalued.

Howard B. Schow                                             Theo A. Kolokotrones
Portfolio Manager                                           Portfolio Manager

                                Joel P. Fried
                                Portfolio Manager

PRIMECAP Management Company

January 11, 2000

FUND PROFILE
PRIMECAP FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS            INVESTMENT FOCUS
-----------------------------------  -------------------------------------------
                  PRIMECAP  S&P 500  [GRID]
-----------------------------------  STYLE..........GROWTH
Number of Stocks       104      500  MARKET CAP.....LARGE
Median Market Cap   $18.1B   $86.7B
Price/Earnings Ratio 27.8x    29.8x
Price/Book Ratio      4.2x     5.5x
Yield                 0.7%     1.1%
Return on Equity     18.1%    23.4%
Earnings Growth Rate  9.0%    16.6%
Foreign Holdings     10.3%     1.3%
Turnover Rate          19%       --
Expense Ratio        0.51%       --
Cash Reserves        12.5%       --

                                       TEN LARGEST HOLDINGS
VOLATILITY MEASURES                    (% OF TOTAL NET ASSETS)
-----------------------------------  -------------------------------------------
                  PRIMECAP  S&P 500  Texas Instruments, Inc.                5.7%
-----------------------------------  Sony Corp. ADR                         4.8
R-Squared             0.84     1.00  Micron Technology, Inc.                4.1
Beta                  1.02     1.00  Adobe Systems, Inc.                    3.8
                                     AMR Corp.                              3.7
                                     Motorola, Inc.                         3.7
                                     Nortel Networks Corp.                  3.6
                                     LM Ericsson Telephone Co. ADR Class B  3.4
                                     FDX Corp.                              3.2
                                     General Motors Corp. Class H           3.1
                                     -------------------------------------------
                                     Top Ten                               39.1%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                            DECEMBER 31, 1998              DECEMBER 31, 1999
--------------------------------------------------------------------------------
                               PRIMECAP               PRIMECAP          S&P 500
--------------------------------------------------------------------------------
Auto & Transportation .......    17.1%                  14.4%             1.9%
Consumer Discretionary ......     8.4                    4.8             13.9
Consumer Staples ............     1.9                    0.3              6.3
Financial Services ..........     3.9                    1.8             13.8
Health Care .................    13.4                   11.1              9.3
Integrated Oils .............     0.0                    0.0              4.8
Other Energy ................     2.3                    1.4              1.3
Materials & Processing ......     6.1                    3.1              3.2
Producer Durables ...........    11.0                   10.9              3.6
Technology ..................    33.8                   46.6             25.4
Utilities ...................     0.0                    0.0             10.2
Other .......................     2.1                    5.6              6.3
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
PRIMECAP FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: NOVEMBER 1, 1984-DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                PRIMECAP FUND                          S&P 500
FISCAL             CAPITAL         INCOME           TOTAL              TOTAL
YEAR               RETURN          RETURN           RETURN             RETURN
--------------------------------------------------------------------------------
1984                 4.9%            0.0%            4.9%               0.6%
1985                35.6             0.2            35.8               31.8
1986                21.8             1.7            23.5               18.7
1987                -3.2             0.9            -2.3                5.3
1988                13.7             1.0            14.7               16.6
1989                20.2             1.4            21.6               31.7
1990                -3.8             1.0            -2.8               -3.1
1991                31.8             1.3            33.1               30.5
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                PRIMECAP FUND                          S&P 500
FISCAL             CAPITAL         INCOME           TOTAL              TOTAL
YEAR               RETURN          RETURN           RETURN             RETURN
--------------------------------------------------------------------------------
1992                 8.2%            0.8%            9.0%               7.6%
1993                17.6             0.4            18.0               10.1
1994                10.7             0.7            11.4                1.3
1995                34.4             1.1            35.5               37.6
1996                17.5             0.8            18.3               23.0
1997                36.1             0.7            36.8               33.4
1998                24.5             0.9            25.4               28.6
1999                40.7             0.6            41.3               21.0
--------------------------------------------------------------------------------
See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 31, 1989-DECEMBER 31, 1999
--------------------------------------------------------------------------------
[MOUNTAIN CHART]
                                       AVERAGE
                         PRIMECAP      MULTI-CAP     S&P 500
         DATE            FUND          CORE FUND*    INDEX
--------------------------------------------------------------------------------
         1989/12         10000         10000         10000
         1990/03         10080          9769          9699
         1990/06         10852         10380         10309
         1990/09          8512          8911          8892
         1990/12          9721          9601          9690
         1991/03         11974         11060         11097
         1991/06         11608         11001         11072
         1991/09         12046         11774         11664
         1991/12         12943         12723         12642
         1992/03         12833         12640         12322
         1992/06         12462         12431         12557
         1992/09         12590         12889         12953
         1992/12         14107         13859         13605
         1993/03         14831         14268         14199
         1993/06         15216         14314         14268
         1993/09         16021         14960         14637
         1993/12         16650         15342         14976
         1994/03         16592         14861         14408
         1994/06         16728         14590         14469
         1994/09         18152         15354         15176
         1994/12         18550         15098         15174
         1995/03         20399         16258         16651
         1995/06         23240         17630         18241
         1995/09         25224         19080         19690
         1995/12         25132         19797         20876
         1996/03         25985         20936         21996
         1996/06         27294         21713         22983
         1996/09         27747         22547         23694
         1996/12         29733         23913         25669
         1997/03         31143         23947         26357
         1997/06         36001         27445         30958
         1997/09         43104         30308         33277
         1997/12         40672         30128         34233
         1998/03         44931         33954         39008
         1998/06         45531         34138         40296
         1998/09         39600         29677         36288
         1998/12         51021         35566         44016
         1999/03         54056         36439         46209
         1999/06         60126         39525         49466
         1999/09         60148         37183         46377
         1999/12         72114         43550         53278
--------------------------------------------------------------------------------

                             AVERAGE ANNUAL TOTAL RETURNS
                           PERIODS ENDED DECEMBER 31, 1999
                          ----------------------------------   FINAL VALUE OF A
                              1 Year    5 Years    10 Years   $10,000 INVESTMENT
--------------------------------------------------------------------------------
PRIMECAP Fund                 41.34%    31.20%     21.84%            $72,114
Average Multi-Cap Core Fund*  22.45     23.60      15.85              43,550
S&P 500 Index                 21.04     28.56      18.21              53,278
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                             10 YEARS
                   INCEPTION                       -----------------------------
                     DATE       1 YEAR    5 YEARS   CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
PRIMECAP Fund      11/1/1984    41.34%     31.20%    21.00%    0.84%    21.84%
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
DECEMBER 31, 1999

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
PRIMECAP FUND                                   SHARES                     (000)
--------------------------------------------------------------------------------
COMMON STOCKS (87.5%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (12.6%)
o(1)AMR Corp.                                9,950,000               $  666,650
o   FDX Corp.                               14,146,000                  579,102
 (1)Delta Air Lines, Inc.                   10,000,000                  498,125
    Southwest Airlines Co.                  13,058,250                  211,380
    UAL Corp.                                2,300,000                  178,394
 (1)Airborne Freight Corp.                   3,400,000                   74,800
    Fleetwood Enterprises, Inc.              1,238,100                   25,536
    Arvin Industries, Inc.                     780,000                   22,133
                                                                     -----------
                                                                      2,256,120
                                                                     -----------
CONSUMER DISCRETIONARY (4.2%)
 (1)Harcourt General, Inc.                   4,332,200                  174,371
o   Costco Wholesale Corp.                   1,000,000                   91,250
o(1)The Neiman Marcus Group, Inc.
     Class A                                 3,140,600                   87,741
    News Corp. Ltd. Pfd. ADR                 2,250,000                   75,234
    Manpower Inc.                            1,829,400                   68,831
    TJX Cos., Inc.                           2,320,000                   47,415
    Lowe's Cos., Inc.                          728,000                   43,498
 (1)The McClatchy Co. Class A                1,000,000                   43,250
o(1)The Neiman Marcus Group, Inc.
     Class B                                 1,124,511                   30,292
    Dillard's Inc.                           1,241,500                   25,063
    Dayton Hudson Corp.                        270,000                   19,828
    NIKE, Inc. Class B                         366,000                   18,140
    Block Drug Co. Class A                     286,443                    8,880
o   GC Cos.                                    200,000                    5,175
    The Gap, Inc.                              108,750                    5,002
    Mattel, Inc.                               250,000                    3,281
                                                                     -----------
                                                                        747,251
                                                                     -----------
CONSUMER STAPLES (0.2%)
    Brown-Forman Corp. Class B                 732,200                   41,918
                                                                     -----------
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (1.6%)
    Torchmark Corp.                          2,600,000               $   75,563
    The CIT Group, Inc.                      3,000,000                   63,375
    Bank One Corp.                           1,828,000                   58,610
    Transatlantic Holdings, Inc.               562,500                   43,910
    St. Paul Cos., Inc.                      1,100,000                   37,056
                                                                     -----------
                                                                        278,514
                                                                     -----------
HEALTH CARE (9.7%)
    Pharmacia & Upjohn, Inc.                12,013,900                  540,626
    Johnson & Johnson                        4,903,104                  456,602
o   Guidant Corp.                            8,796,264                  413,424
    Medtronic, Inc.                          3,465,000                  126,256
    PE Corp.-Celera Genomics Group             650,000                   96,850
o   Boston Scientific Corp.                  2,210,000                   48,344
    Eli Lilly & Co.                            546,640                   36,352
o   BioChem Pharma Inc.                        655,200                   14,251
o   Biogen, Inc.                                13,600                    1,149
                                                                     -----------
                                                                      1,733,854
                                                                     -----------
ENERGY (1.3%)
    Union Pacific Resources Group, Inc.      4,800,000                   61,200
(1) Pogo Producing Co.                       2,600,000                   53,300
    Noble Affiliates, Inc.                   2,100,000                   45,019
    Schlumberger Ltd.                          793,500                   44,634
    Burlington Resources, Inc.                 475,100                   15,708
    Transocean Sedco Forex Inc.                153,622                    5,175
                                                                     -----------
                                                                        225,036
                                                                     -----------
MATERIALS & PROCESSING (2.7%)
    Engelhard Corp.                          5,200,000                   98,150
    Potash Corp. of Saskatchewan,
      Inc.                                   2,000,000                   96,375
    Temple-Inland Inc.                       1,300,000                   85,719
(1) MacDermid, Inc.                          1,701,000                   69,847

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
PRIMECAP FUND                                   SHARES                     (000)
--------------------------------------------------------------------------------
    Sigma-Aldrich Corp.                      2,000,000               $   60,125
 (1)Granite Construction Co.                 2,100,000                   38,719
    OM Group, Inc.                           1,036,400                   35,691
                                                                     -----------
                                                                        484,626
                                                                     -----------
PRODUCER DURABLES (9.5%)
    Nortel Networks Corp.                    6,424,600                  648,885
 (1)Tektronix, Inc.                          3,400,000                  132,175
    Caterpillar, Inc.                        2,770,000                  130,363
o   Lexmark International
      Group, Inc. Class A                    1,400,000                  126,700
    Pitney Bowes, Inc.                       2,400,000                  115,950
o(1)Plantronics, Inc.                        1,608,000                  115,073
 (1)Millipore Corp.                          2,820,000                  108,923
    Deere & Co.                              2,448,500                  106,204
o   Nokia Corp. ADR                            308,000                   58,520
    Kennametal, Inc.                         1,260,000                   42,367
o   Dionex Corp.                             1,020,000                   42,011
    Donaldson Co., Inc.                      1,080,000                   25,987
    Pall Corp.                                 750,000                   16,172
    Belden, Inc.                               558,000                   11,718
    Molex, Inc.                                195,312                   11,072
    Molex, Inc. Class A                        195,312                    8,838
                                                                     -----------
                                                                      1,700,958
                                                                     -----------
TECHNOLOGY (40.7%)
    COMMUNICATIONS TECHNOLOGY (11.0%)
    Motorola, Inc.                           4,481,850                  659,952
    LM Ericsson Telephone Co.
      ADR Class B                            9,200,000                  604,325
o   General Motors Corp. Class H             5,700,000                  547,200
o   Tellabs, Inc.                            2,400,000                  154,050
    LM Ericsson Telephone Co.
      4.25% Cvt. Pfd.                          620,000                   12,012

    COMPUTER SERVICES, SOFTWARE & SYSTEM (4.5%)
 (1)Adobe Systems, Inc.                     10,130,000                  681,242
o(1)The SABRE Group Holdings,
      Inc.                                   2,309,200                  118,347

    COMPUTER TECHNOLOGY (3.5%)
    Hewlett-Packard Co.                      3,930,000                  447,774
    Compaq Computer Corp.                    6,500,000                  175,906
o(1)Evans & Sutherland Computer
      Corp.                                    840,000                    9,607

    ELECTRONICS (4.8%)
    Sony Corp. ADR                           3,019,000                  859,660

    ELECTRONICS--SEMICONDUCTORS/COMPONENTS (14.1%)
    Texas Instruments, Inc.                 10,457,000                1,013,022
o   Micron Technology, Inc.                  9,468,500                  736,176
    Intel Corp.                              6,550,000                  539,147
o   Xilinx, Inc.                             4,000,000                  181,875
o   LSI Logic Corp.                            700,000                   47,250

    ELECTRONICS--TECHNOLOGY (1.1%)
    Symbol Technologies, Inc.                2,400,000                  152,550
o(1)Coherent, Inc.                           1,800,000                   48,150

SCIENTIFIC EQUIPMENT & SUPPLIES (1.7%)
o   PE Corp.-PE Biosystems Group             2,600,000                  312,813
                                                                     -----------
                                                                      7,301,058
                                                                     -----------
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
OTHER (5.0%)
    The Seagram Co. Ltd.                     3,100,000               $  139,306
    Miscellaneous (4.2%)                                                760,279
                                                                     -----------
                                                                        899,585
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $7,669,721)                                                15,668,920
--------------------------------------------------------------------------------
                                                  FACE
                                                AMOUNT
                                                 (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (12.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    3.25%, 1/3/2000                         $1,264,994                1,264,994
FEDERAL HOME LOAN
    MORTGAGE CORP.
    4.50%, 1/5/2000                          1,000,000                  999,572
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $2,264,566)                                                 2,264,566
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
    (COST $9,934,287)                                                17,933,486
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     56,657
Liabilities                                                             (78,279)
                                                                     -----------
                                                                        (21,622)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 288,571,613 outstanding
    $.001 par value shares of beneficial
    interest (unlimited authorization)                              $17,911,864
================================================================================
NET ASSET VALUE PER SHARE                                                $62.07
================================================================================
  *  See Note A in Notes to Financial Statements.
  o  Non-Income-Producing Security.
(1) Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $2,950,612,000.
     ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                 AMOUNT                      PER
                                                  (000)                    SHARE
--------------------------------------------------------------------------------
Paid in Capital                             $9,616,236                   $33.32
Overdistributed Net
    Investment Income                           (6,804)                    (.02)
Accumulated Net
    Realized Gains                             303,233                     1.05
Unrealized Appreciation--
    Note F                                   7,999,199                    27.72
--------------------------------------------------------------------------------
NET ASSETS                                 $17,911,864                   $62.07
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                                   PRIMECAP FUND
                                                    YEAR ENDED DECEMBER 31, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                        $  69,122
    Interest                                                             69,293
    Security Lending                                                        712
                                                                     -----------
         Total Income                                                   139,127
                                                                     -----------
EXPENSES
    Investment Advisory Fees--Note B                                     26,764
    The Vanguard Group--Note C
         Management and Administrative                                   41,236
         Marketing and Distribution                                       1,978
    Custodian Fees                                                           16
    Auditing Fees                                                            13
    Shareholders' Reports                                                   498
    Trustees' Fees and Expenses                                              20
                                                                     -----------
         Total Expenses                                                  70,525
         Expenses Paid Indirectly--Note D                                   (61)
                                                                     -----------
         Net Expenses                                                    70,464
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    68,663
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD*                      1,384,850
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
    INVESTMENT SECURITIES                                             3,525,163
--------------------------------------------------------------------------------
NET  INCREASE  IN NET ASSETS  RESULTING  FROM  OPERATIONS            $4,978,676
================================================================================
*Dividend income and realized net gain from affiliated companies were $9,614,000 and $9,377,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                              PRIMECAP FUND
                                                         YEAR ENDED DECEMBER 31,
                                                       -------------------------
                                                          1999             1998
                                                          (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                             $   68,663       $   76,585
  Realized Net Gain                                  1,384,850          433,652
  Change in Unrealized Appreciation (Depreciation)   3,525,163        1,697,719
                                                    ----------------------------
    Net Increase in Net Assets Resulting
    from Operations                                  4,978,676        2,207,956
                                                    ----------------------------
DISTRIBUTIONS
  Net Investment Income                                (72,408)         (80,088)
  Realized Capital Gain                             (1,230,786)        (348,822)
                                                    ----------------------------
    Total Distributions                             (1,303,194)        (428,910)
                                                    ----------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                             3,367,477        3,038,897
  Issued in Lieu of Cash Distributions               1,274,413          418,210
  Redeemed                                          (1,615,394)      (2,212,430)
                                                    ----------------------------
    Net Increase from Capital Share Transactions     3,026,496        1,244,677
--------------------------------------------------------------------------------
  Total Increase                                     6,701,978        3,023,723
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                 11,209,886        8,186,163
                                                    ----------------------------
  End of Year                                      $17,911,864      $11,209,886
================================================================================
1Shares Issued (Redeemed)
  Issued                                                61,046           71,476
  Issued in Lieu of Cash Distributions                  21,809            9,174
  Redeemed                                             (29,493)         (52,348)
                                                    ----------------------------
    Net Increase in Shares Outstanding                  53,362           28,302
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------
                                                                             PRIMECAP FUND
                                                                        YEAR ENDED DECEMBER 31,
                                                           -------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1999      1998      1997     1996      1995
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $47.66    $39.56    $30.08   $26.23    $19.98
INVESTMENT OPERATIONS
    Net Investment Income                                       .26       .34       .21      .19       .22
    Net Realized and Unrealized Gain (Loss)
         on Investments                                       19.07      9.63     10.77     4.59      6.84
                                                           -------------------------------------------------
         Total from Investment Operations                     19.33      9.97     10.98     4.78      7.06
                                                           -------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.27)     (.35)     (.20)    (.20)     (.22)
    Distributions from Realized Capital Gains                 (4.65)    (1.52)    (1.30)    (.73)     (.59)
                                                           -------------------------------------------------
         Total Distributions                                  (4.92)    (1.87)    (1.50)    (.93)     (.81)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $62.07    $47.66    $39.56   $30.08    $26.23
============================================================================================================
TOTAL RETURN                                                 41.34%    25.44%    36.79%   18.31%    35.48%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                      $17,912   $11,210    $8,186   $4,204    $3,237
    Ratio of Total Expenses to Average Net Assets             0.51%     0.51%     0.51%    0.59%     0.58%
    Ratio of Net Investment Income to Average Net Assets      0.50%     0.78%     0.69%    0.69%     0.99%
    Portfolio Turnover Rate                                     19%       13%       13%      10%        7%
============================================================================================================

NOTES TO FINANCIAL STATEMENTS
Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 1999, the advisory fee represented an effective annual rate of 0.19% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1999, the fund had contributed capital of $3,342,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.3% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the fund's investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 1999, directed brokerage and custodian fee offset arrangements reduced expenses by $54,000 and $7,000, respectively.

E. During the year ended December 31, 1999, the fund purchased $2,574,500,000 of investment securities and sold $2,329,275,000 of investment securities, other than temporary cash investments.

F. At December 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $7,999,199,000, consisting of unrealized gains of $8,292,529,000 on securities that had risen in value since their purchase and $293,330,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard PRIMECAP Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Fund (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 2000

--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD PRIMECAP FUND

This information for the fiscal year ended December 31, 1999, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $1,113,147,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 1999, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 28.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND
The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.
     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN  C.  BOGLE  *  (1967)   Founder,   Senior   Chairman  of  the  Board,   and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN * (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN * (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY * (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL * (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. * (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL * (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. * (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON * (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY * Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS * Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON * Legal Department.
ROBERT A. DISTEFANO * Information Technology.
JAMES H. GATELY * Individual Investor Group.
KATHLEEN C. GUBANICH * Human Resources.
IAN A. MACKINNON * Fixed Income Group.
F. WILLIAM MCNABB, III * Institutional Investor Group.
MICHAEL S. MILLER * Planning and Development.
RALPH K. PACKARD * Chief Financial Officer.
GEORGE U. SAUTER * Core Management Group.

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the
Way, a 1984 work created
and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

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www.vanguard.com

FUND INFORMATION
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This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q590-02/11/2000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.